Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 3 dated as of October 12, 2006 (this “Amendment”), to the Credit Agreement dated as of October 6, 2005 (the “Credit Agreement”), among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Borrower”), NEIMAN MARCUS, INC. (formerly known as Newton Acquisition, Inc.), a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.            Pursuant to the Credit Agreement, the Lenders have made loans to the Borrower.

B.            The Borrower and the Lenders have agreed to amend the Credit Agreement as set forth herein.

C.            Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment.  The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan or LIBOR Rate Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “LIBOR Rate Spread”, as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination:

Consolidated Leverage Ratio	ABR Spread	LIBOR Rate Spread
Category 1 Greater than or equal to 4.50 to 1.00	1.25%	2.25%
Category 2 Less than 4.50 to 1.00	1.00%	2.00%

Each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans outstanding on and after the date of delivery to the Agent of the financial statements and certificate required by Section 5.01(a) or (b) and Section 5.01(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificate indicating another such change.  In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificate required by Section 5.01(a) or (b) and Section 5.01(c), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default under clause (f) or (g) of Article VII, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Rate.”

SECTION 2.  Effectiveness.  This Amendment shall become effective as of the date set forth above on the date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and each Lender (after giving effect to any prior or concurrent assignment, whether pursuant to the mandatory assignment provisions set forth in Section 9.02(e) of the Credit Agreement or otherwise) and (b) the Administrative Agent and its Affiliates shall have received all fees required to be paid by the Borrower in connection with the Amendment, and reimbursement from the Borrower of all expenses related thereto for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel).

SECTION 3.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 4.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

THE NEIMAN MARCUS GROUP, INC.,

by	/s/ Stacie Shirley
	Name:	Stacie Shirley
	Title:	Vice President, Finance & Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

3

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Aberdeen Asset Management

by	/s/ J. Christopher Gagnier
Name: J. Christopher Gagnier
Title: SR Portfolio Manager

Name of Lender: GOF Loan Funding LLC

by	/s/
Name:
Title:

Name of Lender: Stichting Pensioenfonds ABP
By: ABP Investments US, Inc., its agent

by	/s/ Paul Spijkers
Name: Paul Spijkers
Title: President / CEO

by	/s/ Arnold Shapiro
Name: Arnold Shapiro
Title: Managing Director / CIO

Name of Lender:	ACA CLO 2005-1, Limited

by	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	ACA CLO 2006-1, Limited

by	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Name of Lender:	Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Lender:	Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Lender:	Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Lender:	Galaxy VI CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Galaxy VII CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Lender:	KZH Soleil-2 LLC

by	/s/ Virginia Conway
Name: Virginia Conway
Title: Authorized Signatory

Name of Lender:	Saturn Trust
By: AIG Global Investment Corp., Inc.
Its Investment Advisor

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Lender:	SunAmerica Senior Floating Rate Fund,
By: AIG Global Investment Corp.
Investment Sub-Adviser

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: The Airlie Group

by /s/ Steve Ezzy
Name: Steve Ezzy
Title: PM

Airlie CLO 2006-I
Airlie CLO 2006-II

Name of Lender:	Landmark VI CDO, Limited
By: Aladdin Capital Management, LLC,
as Manager

by	/s/ John T. D’Angelo
Name: John T. D’Angelo
Title: Authorized Signatory

Name of Lender:	Alcentra Warehouse, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Name of Lender:	Pacifica CDO II, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Pacifica CDO III, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Name of Lender:	Pacifica CDO IV, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Pacifica CDO V, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Name of Lender:	AllianceBernstein Global
Strategic Income Trust
By: AllianceBernstein L.P., as Investment Advisor

by	/s/ Michael E. Sohr
Name: Michael E. Sohr
Title: Senior Vice President

Name of Lender:	New Alliance Global, CDO
By: AllianceBernstein L.P., as Investment Advisor

by	/s/ Michael E. Sohr
Name: Michael E. Sohr
Title: Senior Vice President

Name of Lender:	Oregon State Treasury
By: AllianceBernstein L.P., as Investment Advisor

by	/s/ Michael E. Sohr
Name: Michael E. Sohr
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	AIMCO CLO, Series 2005-A

by	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Charles D. Mires
Name: Charles D. Mires
Title: Authorized Signatory

Name of Lender:	AIMCO CLO, Series 2006-A

by	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Charles D. Mires
Name: Charles D. Mires
Title: Authorized Signatory

Name of Lender:	Allstate Life Insurance Company

by	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

by	/s/ Charles D. Mires
Name: Charles D. Mires
Title: Authorized Signatory

Name of Lender:	AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender:	AMMC CLO V, LIMITED
By: American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: AMMC CLO VI, LIMITED
By: American Money Management Corp.,
as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender: AGALPHA CREDIT
Master Ltd.

by	/s/ Fred Berger
Name: Fred Berger
Title: Authorized Signatory

Name of Lender: Azure Funding

by	/s/ Greg Myers
Name: Greg Myers
Title: Assistant Vice President

by	/s/ Andrew Valco
Name: Andrew Valco
Title: Trust Officer

Name of Lender: Millcreek CBNA Loan Funding LLC

by	/s/ Fareen Jivraj
Name: Fareen Jivraj
Title: Attorney-In-Kind

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Ares IIR CLO Ltd.

By:	Ares CLO Management IIR L.P.,
Investment Manager

By:	Ares CLO GP IIR, LLC
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Ares VII CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Ares VIR CLO Ltd.

By:		Ares CLO Management VIR, L.P.,
Investment Manager

By:		Ares CLO GP VIII, LLC,
Its General Partner

by		/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC
Its General Partner

	by	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

Name of Lender: AVENUE CLO II, LIMITED

	by	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: AVENUE CLO III, LIMITED

by	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

Name of Lender: Canadian Imperial Bank of Commerce

by	/s/ John O’Dowd
Name: John O’Dowd
Title: Authorized Signatory

Name of Lender: Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO.
LTD., as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender: Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I –
INGOTS, LTD., as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Sankaty Advisors, LLC as Collateral
Manager for Castle Hill II –
INGOTS, Ltd., as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender: Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Chatham Light II CLO, Limited, by
Sankatay Advisors LLC, as Collateral
Manager

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender:	HARBOUR TOWN FUNDING LLC

by	/s/ L. Murchison Taylor
Name: L. Murchinson Taylor
Title: Vice President

Name of Lender:	Katonah III, Ltd. by Sankaty Advisors
LLC as Sub-Advisors

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender:	Katonah IV, Ltd. by Sankaty Advisors
LLC as Sub-Advisors

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender:	Sankaty Advisors LLC as Collateral
Manager for Race Point CLO, Limited,
as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender:	Sankaty Advisors LLC as Collateral
Manager for Race Point II CLO, Limited,
as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

Name of Lender:	Sankaty Advisors LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

by	/s/ Jeffrey Hawkins
Name: Jeffrey Hawkins
Title: Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	BALLANTYNE FUNDING LLC

by	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Vice President

Name of Lender:	Bank of America, N.A.

by	/s/ Coleigh McKay
Name: Coleigh McKay
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: The Bank of New York

by	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Assistant Vice President

Name of Lender: US Bank Loan Fund (M) (Master Trust)

by	/s/ Thomas Frangione
Name: Thomas Frangione
Title: AVP

Name of Lender:	BEARSTEARNS INVESTMENT
PRODUCTS INC.

by	/s/ John McDermott
Name: John McDermott
Title: Vice President

Name of Lender:	BLACK DIAMOND CLO 2005-1 LTD.
By: Black Diamond Capital Management, L.L.C. as its Collateral Manager

by	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	BLACK DIAMOND CLO 2005-2 LTD.
By: Black Diamond Capital Management, L.L.C. as its Collateral Manager

by	/s/
Name:
Title:

Name of Lender: Grand Central Asset Trust, BDC Series

by	/s/ Mikus N. Kins
Name: Mikus N. Kins
Title: Attorney-in-fact

Name of Lender: MAGNETITE INVESTORS III L.L.C.
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Collateral Manager

By:	/s/

Name of Lender: MAGNETITE IV CLO, LIMITED
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Collateral Manager

By:	/s/

Name of Lender: MAGNETITE V CLO, LIMITED
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Collateral Manager

By:	/s/

MASTER SENIOR FLOATING RATE TRUST

By:	/s/

Name of Lender: Loan Portfolio
By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Collateral Manager

By:	/s/

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Merrill Lynch Global Investment Series:
Corporate Loan Income Portfolio
By: BLACKROCK FINANCIAL MANAGEMENT, INC.,
As investment advisor

	By:	/s/

Name of Lender: Merrill Lynch Global Investment Series:
Income Strategies Portfolio

By: BLACKROCK FINANCIAL MANAGEMENT, INC.,
As investment advisor

	By:	/s/

Name of Lender: Longhorn CDO III, LTD.
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as
Collateral Manager

	By:	/s/

Name of Lender: MAGNETITE ASSET INVESTORS L.L.C.
By: BLACKROCK FINANCIAL MANAGEMENT, INC.,
its Collateral Manager

	By:	/s/

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: BlackRock Global Floating Rate Income Trust,

	By:	/s/

Name of Lender: BlackRock Limited Duration Income Trust,

	By:	/s/

Name of Lender: BlackRock Senior Income Series II

	By:	/s/

Name of Lender: BlackRock Senior Income Series III

	By:	/s/

Name of Lender: Floating Rate Income Strategies Fund, Inc.

	By:	/s/

Name of Lender: Floating Rate Income Strategies Fund II, Inc.

	By:	/s/

Name of Lender: Granite Finance Limited

	By:	/s/

Name of Lender: Essex Park CDO Ltd.,
By: Blackstone Debt Advisors L.P.
As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Hanover Square CLO Ltd.,
By: Blackstone Debt Advisors L.P. As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Name of Lender:	Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Name of Lender:	Loan Funding VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Name of Lender:	Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Name of Lender:	Union Square CDO Ltd.

By: Blackstone Debt Advisors L.P. As Collateral Manager

by	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Name of Lender:	Blue Mountain CLO II Ltd

by	/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

Name of Lender:	Blue Mountain CLO Ltd

by	/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	RED FOX FUNDING LLC

by	/s/ L. MURCHISON TAYLOR
Name: L. MURCHISON TAYLOR
Title: VICE PRESIDENT

Name of Lender: Callidus Debt Partners CLO Fund II,
Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

by	/s/ PETER R. BENNITT
Name: PETER R. BENNITT
Title: PRINCIPAL

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Callidus Debt Partners CLO Fund III,
Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

by	/s/ PETER R. BENNITT
Name: PETER R. BENNITT
Title: PRINCIPAL

Name of Lender: Callidus Debt Partners CLO Fund IV,
Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

by	/s/ PETER R. BENNITT
Name: PETER R. BENNITT
Title: PRINCIPAL

Name of Lender: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

by	/s/ PETER R. BENNITT
Name: PETER R. BENNITT
Title: PRINCIPAL

Name of Lender: MAPS CLO Fund I, LLC
By: Its Collateral Manager,
Callidus Capital Management, LLC

by	/s/ PETER R. BENNITT
Name: PETER R. BENNITT
Title: PRINCIPAL

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Canyon Capital CDO 2002-1 Ltd.

by	/s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

Name of Lender:	Canyon Capital CLO 2004-1 Ltd.

by	/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

Name of Lender:	Canyon Capital CLO 2006-1 Ltd.

by	/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CS Advisors CLO I Ltd.
By: CapitalSource Advisors LLC, as Portfolio Manager And attorney-in-fact

by	/s/ DANIEL M. DUFFY
Name: DANIEL M. DUFFY
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Carlyle High Yield Partners IV, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle High Yield Partners VI, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Carlyle High Yield Partners VII, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle High Yield Partners VIII, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle High Yield Partners IX, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle Loan Investment, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Carlyle Loan Opportunity Fund

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

City Public Services of San Antonio Texas Employees Pension Trust By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Thomas W. Saake
Name: Thomas W. Saake
Title: Managing Director

DEL MAR CLO I, Ltd. By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Kirk Maurer
Name: Kirk Maurer
Title: Co-Director of Research

Enterprise High-Yield Bond Fund By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Thomas W. Saake
Name: Thomas W. Saake
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

EQ/Caywood-Scholl High-Yield Bond Portfolio By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Thomas W. Saake
Name: Thomas W. Saake
Title: Managing Director

HCA Master Retirement Trust By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Thomas W. Saake
Name: Thomas W. Saake
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

New Mexico State Investment Council
By: Caywood-Scholl Capital Management, LLC
as Collateral Manager

by	/s/ Thomas W. Saake
Name: Thomas W. Saake
Title: Managing Director

Name of Lender: OLYMPIC CLO I, LTD

by	/s/ John M. Casparian
Name: John M. Casparian
Title: Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Name of Lender: SIERRA CLO II, LTD

by	/s/ John M. Casparian
Name: John M. Casparian
Title: Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Name of Lender: WB Loan Funding 4, LLC

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: WHITNEY CLO I, LTD

by	/s/ John M. Casparian
Name: John M. Casparian
Title: Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Name of Lender: Watch Tower CLO I PLC
By: Citadel Limited Group,
Collateral Manager
By: Citadel Investment Partnership, L.L.C.
its General Partner

by	/s/ ERICA L. TARPEY
Name: ERICA L. TARPEY
Title: Authorized Signatory

Name of Lender: LMP Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

by	/s/ Maura K. Connor
Name: Maura K. Connor
Title: Vice President

Name of Lender: Grand Central Asset Trust, EAP Series

by	/s/ MIKUS N. KINS
Name: MIKUS N. KINS
Title: Attorney-in-fact

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Grand Central Asset Trust, ECL Series

by	/s/ MIKUS N. KINS
Name: MIKUS N. KINS
Title: Attorney-in-fact

Name of Lender: REGATTA FUNDING LTD.
By: Citigroup Alternative Investments LLC,
attorney-in-fact

by	/s/ Maura K. Connor
Name: Maura K. Connor
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: J.P. Morgan Trust Company (Cayman)
Limited, as Trustee for TORAJI TRUST, as
By: Its Investment Manager, Citigroup
Alternative Investments, LLC

by	/s/ Maura K. Connor
Name: MIKUS N. KINS
Title: Vice President

Name of Lender: CITIBANK, N.A.

by	/s/ THOMAS A. NEVILLE
Name: THOMAS A. NEVILLE
Title: Attorney-In-Fact

Name of Lender: Shinnecock CLO 2006-1, LTD

by	/s/ David Spring
Name: David Spring
Title: Director of Operations

Name of Lender: ColumbusNova CLO Ltd. 2006-1

by	/s/ Susan Owen
Name: Susan Owen
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Commercebank NA

by	/s/ Brian Hanley
Name: Brian Hanley
Title: Vice President

by /s/ Francisco Rivero
Name: Francisco Rivero
Title: Senior Vice President

Name of Lender: Eagle Creek CLO, Ltd.

by	/s/ Amy L. Gibson
Name: Amy L. Gibson
Title: Authorized Signor

Name of Lender: Fall Creek CLO, Ltd.

by	/s/ Amy L. Gibson
Name: Amy L. Gibson
Title: Authorized Signor

Name of Lender: JUPITER LOAN FUNDING LLC

by	/s/ L. MURCHISON TAYLOR
Name: L. MURCHISON TAYLOR
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: RIVIERA FUNDING LLC

by	/s/ L. MURCHISON TAYLOR
Name: L. MURCHISON TAYLOR
Title: Vice President

Name of Lender: CREDIT SUISSE LOAN FUNDING LLC

by	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	CREDIT SUISSE CAYMAN ISLANDS BRANCH

by	/s/ Robert Healy
Name: Robert Healy
Title: Director

by	/s/ Douglas Dibella
Name: Douglas Dibella
Title: Assistant Vice President

Name of Lender:	CREDIT SUISSE INTERNATIONAL

by	/s/ Irina Borisova
Name: Irina Borisova
Title: Vice President

by	/s/ Steve Martin
Name: Steve Martin
Title: Vice President

Name of Lender:	KC CLO I LIMITED

by	/s/ Steve Martin
Name: Steve Martin
Title: Vice President

by	/s/ M.J. Harris
Name: M.J. Harris
Title:

Name of Lender:	Atrium CDO

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Atrium II

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender:	Atrium III

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender:	Castle Garden Funding

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender:	CSAM (Au.) Syndicated Loan Fund

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	CSAM Funding II

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender:	CSAM Funding III

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: CSAM Funding IV

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender: Madison Park Funding I, Ltd.

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender: Madison Park Funding III, Ltd.

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender: Atrium V

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: CSAM Funding I

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

Name of Lender: Hewett’s Island CLO II, Ltd.
By: Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

by	/s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

Name of Lender: Hewett’s Island CLO III, Ltd.
By: Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

by	/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

Name of Lender: Hewett’s Island CLO IV, Ltd.
By: Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

by	/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

INVESTORS BANK & TRUST COMPANY AS SUB- CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

by	/s/ Martha Hadeler
Name: Martha Hadeler
Title: Managing Director

by	/s/ John A. Frabotta
Name: John A. Frabotta
Title: Managing Director

Name of Lender:	Duane Street CLO 1, Ltd.
By: DiMaio Ahmad Capital LLC,
as Collateral Manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Duane Street CLO II, Ltd.
By: DiMaio Ahmad Capital LLC,
as Collateral Manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Managing Director

Name of Lender:	Delaware Corporate Bond Fund, a series of
Delaware Group Income Funds

by	/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: Vice President

Name of Lender:	Delaware Duration Bond Fund, a series of
Delaware Group

by	/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: Vice President

Name of Lender:	The Lincoln National Life Insurance Co.
Separate Account 12

by	/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

by	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Aurum CLO 2002-1, Ltd.
By: Deutsche Asset Management, Inc., as sub-advisor

by	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Lender: Flagship CLO II
By: Deutsche Asset Management, Inc., as sub-advisor

by	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Lender: Flagship CLO III
By: Deutsche Asset Management, Inc., as sub-advisor

by	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Lender: Flagship CLO IV
By: Deutsche Asset Management, Inc., as sub-advisor

by	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Flagship CLO V
By: Deutsche Asset Management, Inc.

by	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Lender: DEUTSCHE BANK AG, LONDON

by	/s/ Amy Knowles
Name: Amy Knowles
Title:

Name of Lender: DEUTSCHE BANK AG, LONDON

by	/s/ Amy Knowles
Name: Amy Knowles
Title:

by	/s/ Nicola Butcher
Name: Nicole Butcher
Title:

Name of Lender: Dunes Funding LLC

by	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Credit Genesis C.L.O. 2005-1
LTD

by	/s/ Jeffrey S. Stern
Name: Jeffrey S. Stern
Title: Principal

Name of Lender: Eaton Vance Institutional Senior
Loan Fund
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Eaton Vance CDO VI LTD.
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance CDO VII PLC
By:	Eaton Vance Management, as
Interim Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:		Eaton Vance Credit
Opportunities Fund
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Eaton Vance Floating-Rate
Income Trust
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:		Eaton Vance
Limited Duration Income Fund
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:		Eaton Vance Senior
Floating-Rate Trust
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Eaton Vance Senior Income Trust
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Eaton Vance Short Duration
Diversified Income Fund
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:		Eaton Vance Variable
Leverage Fund Ltd.
By:	Eaton Vance Management, as
Investment Advisor

	by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Eaton Vance VT Floating-Rate
Income Fund
By:	Eaton Vance Management, as
Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Grayson & Co
By:	Boston Management and Research as
Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Senor Debt Portfolio
By:	Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: Avery Street CLO, LTD

by	/s/ R. Ian O’Keefe
Name: R. Ian O’Keefe
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Emerson Place CLO, LTD

by	/s/ R. Ian O’Keefe
Name: R. Ian O’Keefe
Title: Authorized Signatory

Name of Lender: Fenway Capital

by	/s/ Vidrik Frankfather
Name: Vidrik Frankfather
Title: Vice President

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust By: Fidelity Management Trust Company, as Investment Manager under power of attorney

by	/s/ Geoffrey W. Johnson
Name: Geoffrey W. Johnson
Title: Vice President

BALLYROCK CLO II Limited By: BALLYROCK Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

BALLYROCK CLO III Limited By: BALLYROCK Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BALLYROCK CLO 2006-1 Limited By: BALLYROCK Investment Advisors LLC,
as Collateral Manager

by	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Fidelity Advisory Series II: Fidelity
Advisor Floating Rate High Income Fund

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Name of Lender: Fidelity Advisory Series II:
Fidelity Advisor Strategic Income Fund

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Name of Lender: Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central
Investment Portfolio

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Name of Lender: Fidelity School Street Trust:
Fidelity Strategic Income Fund

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Fidelity Summer Street Trust:
Fidelity Capital & Income Fund

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Illinois Municipal Retirement Fund By: Fidelity Management Trust Company,
as Investment Manager under power of attorney

by	/s/ Geoffrey W. Johnson
Name: Geoffrey W. Johnson
Title: Vice President

Name of Lender: Variable Insurance Products Fund IV:
VIP Strategic Income Portfolio

by	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Name of Lender: Long Lane Master Trust IV

by	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Foothill Income Trust II, L.P.
By: FIT II GB, LLC Its Gen Partner

by	/s/ Richard Bohannon
Name: Richard Bohannon
Title: Managing Member

Name of Lender: Foothill CLO I, Ltd.
By: The Foothill Group, Inc. as attorney-in-fact

by	/s/ Richard Bohannon
Name: Richard Bohannon
Title: Managing Member

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:		Nantucket CLO I Ltd.
	By:	Fortis Investment Management
USA, Inc.
as Attorney-In-Fact

by		/s/ George Ashur
Name: George Ashur
Title: Head, US Credit Research

Name of Lender:		Augusta Trading LLC

by		/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Vice President

Name of Lender:		Four Corners CLO III

by		/s/ Melissa Sadler
Name: Melissa Sadler
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

First Trust/Four Corners Senior Floating Rate Income Fund, as Lender
By:	Four Corners Capital Management LLC,
as Sub-Adviser

	by	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

First Trust/Four Corners Senior Floating Rate Income Fund II, as Lender
By:	Four Corners Capital Management LLC,
as Sub-Adviser

	by	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

Security Income Fund-Income Opportunity Series, as Lender
By:	Four Corners Capital Management LLC,
as Sub-Adviser

	by	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

Fortress Portfolio Trust, as Lender
By:	Four Corners Capital Management LLC,
as Investment Manager

	by	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

Four Corners CLO 2005-1, Ltd., as Lender
By:	Four Corners Capital Management LLC,
as Collateral Manager

	by	/s/ Dean F. Valentine
Name: Dean F. Valentine
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:	Four Corners CLO II, LTD.

by	/s/ Molly Walter
Name: Molly Walter
Title: Attorney-In-Fact

Name of Lender:	Knight CBNA Loan Funding-Knight
CFPI Loan Funding LLC
By: Knight CBNA Loan Funding LLC,
for itself or as Agent for Knight CFPI Loan
Funding LLC

by	/s/ Molly Walter
Name: Molly Walter
Title: Attorney-In-Fact

Name of Lender:	Franklin CLO II, Limited

by	/s/ David Ardini
Name: David Ardini
Title: Vice President

Name of Lender:	Franklin CLO IV, Limited

by	/s/ David Ardini
Name: David Ardini
Title: Vice President

Name of Lender:	Franklin CLO V, Limited

by	/s/ David Ardini
Name: David Ardini
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Franklin Floating Rate Master Series

by	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

Name of Lender:	Franklin Floating Rate
Daily Access Fund

by	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

Name of Lender:	Franklin Templeton
LIM. Duration Income Trust

by	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

Name of Lender:	Fraser Sullivan CLO I Ltd.

by	/s/ Matthew Susland
Name: Matthew Susland
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:		General Electric Pension Trust
	By:	GE Asset Management Incorporation
as Investment Advisor

by		/s/ Kathleen S. Brooks
Name: Kathleen S. Brooks
Title: VP Leveraged Finance

Name of Lender:		Goldman Sachs Credit Partners Ltd.

by		/s/ Pedro Ramirez
Name: Pedro Ramirez
Title: Authorized Signatory

Name of Lender:		WB Loan Funding 6 (Onshore), LLC

by		/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender:		WB Loan Funding 7 (Offshore), LLC

by		/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Greenwich International, Ltd.

by	/s/ Kevin Cavanaugh
Name: Kevin Cavanaugh
Title: Senior Vice President

Name of Lender:	Greywolf CLO I, Ltd

by	/s/ William Troy
Name: William Troy
Title: Authorized Signer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	280 Funding I

by		/s/ George Fan
Name: George Fan
Title: Authorized Signatory

Name of Lender:	GSO Domestic Capital Funding
	By:	GSO Capital Partners LP
as Collateral Manager

by		/s/ George Fan
Name: George Fan
Title: Managing Director

Name of Lender:	Gulf Stream-Compass CLO 2002-1 LTD.
	By:	Gulf Stream Asset Management LLC
as Collateral Manager

by		/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Lender:	Gulf Stream-Compass CLO 2003-1 LTD.
	By:	Gulf Stream Asset Management LLC
as Collateral Manager

by		/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Gulf Stream-Compass CLO 2005-1 LTD.
	By:	Gulf Stream Asset Management LLC
as Collateral Manager

by	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Lender:	Gulf Stream-Compass CLO 2005-1 LTD
LTD.
	By:	Gulf Stream Asset Management LLC
as Collateral Manager

by	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Halcyon Loan Investors CLO I, LTD
	By:	Halcyon Asset Management LLC,
as Collateral Manager

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Halcyon Structured Asset Management
Long Secured/Short Unsecured CLO I, Ltd.
	By:	Halcyon Structured Asset Management
L.P., as Collateral Manager

	By:	Halcyon Structured Asset Management
LLC, its sole general partner

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Halcyon Structured Asset Management
Long Secured/Short Unsecured CLO II, Ltd.
	By:	Halcyon Structured Asset Management
L.P. as Collateral Manager

	By:	Halcyon Structured Asset Management
LLC, its sole general partner

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Halcyon Structured Asset Management
CLO I Ltd.
	By:	Halcyon Structured Asset Management L.P.
as Collateral Manager under the Collateral
Management Agreement dated September 23, 2005 between Halcyon Structured Asset Management L.P. and Halcyon Structured Asset Management CLO I Ltd.

	By:	Halcyon Structured Asset Management
LLC, its sole general partner

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:		Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
its Investment Manager

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender:		Atlas Loan Funding (CENT I) LLC
	By:	Riversource Investments, LLC
Attorney in Fact

by	/s/ Robert C. Stancil
Name: Robert C. Stancil
Title: Director of Operations

Name of Lender: Bushnell CBNA Loan Funding LLC
for Itself or as agent for Bushnell CFPI Loan Funding LLC

by	/s/ Roy Nykal
Name: Roy Nykal
Title: Attorney-in-fact

Name of Lender: The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund
By:		Hartford Investment Management
Company, its sub-advisor, as a lender

by	/s/ Franceco Ossimo
Name: Francesco Ossimo
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Stanwich Loan Funding LLC

by	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Vice President

Name of Lender: Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

by	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney in Fact

Name of Lender: Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

by	/s/
Name:
Title:

Name of Lender:	Emerald Orchard Limited

by	/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Employers Insurance Company of Wausau
	By:	Highland Capital Management, L.P.,
its Investment Advisor
	By:	Strand Advisors, Inc.
its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

Name of Lender:
Gleneagles CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:		Harrison CLO Ltd
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by		/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

Name of Lender:		Highland Credit Opportunities CDO Ltd.

by		/s/ Stephen A. Gloria
Name: Stephen A. Gloria
Title: Officer

Name of Lender:		Highland Credit Strategies Fund

by		/s/ Joe Dougherty
Name: Joe Dougherty
Title: Portfolio Manager

Name of Lender:		Highland Floating Rate LLC

by		/s/ Joe Dougherty
Name: Joe Dougherty
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Highland Floating Rate Advantage Fund

by	/s/ Joe Dougherty
Name: Joe Dougherty
Title: Senior Vice President

Name of Lender:	Highland Loan Funding V Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

Name of Lender:	Jasper CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

Name of Lender:	Liberty CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Liberty Mutual Fire Insurance Company
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

Name of Lender:	Liberty Mutual Insurance Company
	By:	Highland Capital Management, L.P.,
Its Investment Advisor
	By:	Strand Advisors, Inc.,
Its General Partner

by	/s/ Brian Lohrding
Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Loan Funding IV LLC
By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisor, Inc., Its General Partner

	by	/s/ Brian Lohrding
Name:
Title:

Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of
Highland Capital Management, L.P.

Name of Lender:		Loan Funding VII LLC
By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisor, Inc., Its General Partner

	by	/s/ Brian Lohrding
Name:
Title:

Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of
Highland Capital Management, L.P.

Name of Lender:	Pioneer Floating Rate Trust

by	/s/ Joe Dougherty
Name:
Title:

Joe Dougherty, Portfolio Manager

Name of Lender:		Red River CLO Ltd.
By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisor, Inc., Its General Partner

	by	/s/ Brian Lohrding
Name:
Title:

Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Rockwall CDO LTD.
By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisor, Inc., Its General Partner

	by	/s/ Brian Lohrding
Name:
Title:

Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of
Highland Capital Management, L.P.

Name of Lender:		Southfork CLO, Ltd.
By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisor, Inc., Its General Partner

	by	/s/ Brian Lohrding
Name:
Title:

Brian Lohrding, Treasurer
Strand Advisors, Inc, General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

ING PRIME RATE TRUST
By:	ING Investment Management Co.,
as its investment manager

By:	/s/ Brian Horton
	Name:	Brian Horton
	Title:	SVP

ING SENIOR INCOME FUND			ING International (II) – Senior Bank Loans USD
By:	ING Investment Management Co.,		By:	ING Investment Management Co.
	as its investment manager			as its investment manager

By:	/s/ Brian Horton			/s/ Brian Horton
	Name:	Brian Horton		Name:	Brian Horton
	Title:	SVP		Title:	SVP

ING Investment Management CLO I, Ltd.			ING International (II) – Senior Bank Loans Euro
By:	ING Investment Management Co.,		By:	ING Investment Management Co.,
	as its investment manager			as its investment manager

By:	/s/ Brian Horton			/s/ Brian Horton
	Name:	Brian Horton		Name:	Brian Horton
	Title:	SVP		Title:	SVP

ING Investment Management CLO II, LTD.			ING LEVERAGED INCOME FUND I
By:	ING Alternative Asset Management LLC,		By:	ING Alternative Asset Management LLC,
	as its investment manager			as its investment manager

By:	/s/ Brian Horton			/s/ Brian Horton
	Name:	Brian Horton		Name:	Brian Horton
	Title:	SVP		Title:	SVP

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Brian Horton
	Name:	Brian Horton
	Title:	SVP

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:			ING CAPITAL LLC

	by	/s/ Neil De La Cruz
		Name:	Neil De La Cruz
		Title:	Director

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management,
Inc., As Sub-Adviser

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Atlas Loan Funding (Navigator), LLC
		By:	Atlas Capital Funding, Ltd.
		By:	Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.,
As Asset Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.,
As Investment Advisor

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Investment Advisor

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Investment Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc., as Portfolio Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.,
As Asset Manager

	by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

WASATC CLO LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Portfolio Manager

	by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender:	Janus Advisor Flexible Bond

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Janus Advisor Flexible Bond

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

Name of Lender:	JWF US Flexible Income

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

Name of Lender:	JWF US Balanced Fund

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

Name of Lender:	Janus Aspen Flexible Bond

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Janus Advisor Balanced

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

Name of Lender:	Janus Balanced Fund

by	/s/ Caroline B. Larson
Name: Caroline B. Larson
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Janus Flexible Income Fund

by	/s/ Caroline B. Larson
Name: Caroline B. Larson Title:

Name of Lender: DIAMOND LAKE CLO, LTD

by	/s/ Wade Winter
Name: Wade Winter Title:S.V.P.

Name of Lender: SUMMIT LAKE CLO, LTD.

by	/s/ Wade Winter
Name: Wade Winter Title:S.V.P.

Name of Lender: VICTORIA FALLS CLO, LTD

by	/s/ Wade Winter
Name: Wade Winter Title:S.V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: JPMorgan Whitefriars Inc.

by	/s/ Virginia Conway
Name: Virginia Conway Title:Authorized Signatory

Name of Lender: JPMorgan Chase Bank, N.A.

by	/s/ Samantha Hume
Name: Samantha Hume Title:

Name of Lender: KATONAH VII CLO LTD.

by	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

Name of Lender: KATONAH VIII CLO LTD.

by	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		KBC FINANCIAL PRODUCTS (CAYMAN ISLANDS) LTD.

by	/s/ Jonathan Martin
	Name:	Jonathan Martin
	Title:	Senior Vice President

by	/s/ Luke Edwards
	Name:	Luke Edwards
	Title:	Managing Director

Name of Lender:Kingsland I, Ltd.

by	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer Kingsland Capital Management, LLC As Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Kingsland II, Ltd.

by	/s/ Vincent Siino
Name: Vincent Siino
	Title:	Authorized Officer
Kingsland Capital Management, LLC
As Manager

KKR Financial CLO 2005-1, Ltd.
KKR Financial CLO 2005-2, Ltd.
Name of Lender:		KKR Financial CLO 2006-1, Ltd.

by	/s/ Stefanie Rosenberg
	Name:	Stefanie Rosenberg
	Title:	Authorized Signatory

Name of Lender: Light Point CLO 2004-1, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Name of Lender: Light Point CLO III, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Light Point CLO IV, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Name of Lender: Light Point CLO V, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Name of Lender: Premium Loan Trust I, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Name of Lender: IXIS Loomis Sayles Senior Loan Fund

by	Please See Following Page
Name:
Title:

IXIS LOOMIS SAYLES SENIOR LOAN FUND
By Loomis, Sayles and Company, L.P.
its manager
By Loomis, Sayles and Company, Inc.
its general partner

by	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: The Loomis Sayles Senior Loan Fund, LLC

by	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By Loomis, Sayles and Company, L.P.
its manager
By Loomis, Sayles and Company, Inc.
its general partner

by	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:LATITUDE CLO I, LTD

by	/s/ Chauncey Lufkin
Name:Chauncey Lufkin
Title:President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender

Alaska State Pension Investment Board

AVAYA INC MASTER PENSION TRUST

BRIGGS & STRATTON RETIREMENT PLAN

JPMorgan Chase 401(K) Savings Plan

MACKAY SHIELDS STATUTORY TRUST — High Yield
Corporate Bond Series

Federal Insurance Company

EA/Mackay High Yield Cayman Unit Trust

Fondation Lucie Et Andre Chagnon

ILLINOIS MUNICIPAL RETIREMENT FUND

LEXINGTON-FAYETTE URBAN COUNTY GOVERNMENT
POLICEMEN’S AND FIREFIGHTERS’ RETIREMENT FUND

THE 1199 HEALTH CARE EMPLOYEES PENSION FUND

Employees’ Retirement System of Rhode Island

HOUSTON POLICE OFFICERS’ PENSION SYSTEM

CITY OF MEMPHIS RETIREMENT SYSTEM

Board of Fire and Police Pension Commissioners of the City of Los Angeles

THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD
CORPORATE BOND FUND SERIES

MainStay Diversified Income Fund

MAINSTAY VP SERIES FUND, INC. ON BEHALF OF ITS
HIGH YIELD CORPORATE BOND PORTFOLIO

Rohm and Haas Defined Benefit Master Trust

FIRE & POLICE PENSION FUND, SAN ANTONIO

Southern California United Food & Commercial Workers Unions
and Food Employers Joint Pension Trust Fund

Tennessee Valley Authority Master Decommissioning Trust

THE FINANCE COMMITTEE OF BOARD OF TRUSTEES OF
THE WRITERS’ GUILD INDUSTRY HEALTH FUND

By: MacKay Shields LLC,
as Investment Adviser and not individually

By:	/s/ Matt Philo
Matt Philo
Sr. Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender

MacKay Short Duration Alpha Fund

New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment Adviser and not individually

by	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

Name of Lender: MARATHON CLO I, LTD

by	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

Name of Lender: MARATHON CLO II, LTD

by	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

Name of Lender:

Jersey Street CLO, Ltd

By

/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Marlboro Street CLO, Ltd

By

/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

Name of Lender:

MFS Floating Rate High Income Fund

By

/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

MFS Floating Rate Income Fund

By

/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:	Merrill Lynch Global Investment Series:
Corporate Loan Income Portfolio
By:	BlackRock Financial Management, LLC,
As investment advisor

By:	/s/

Name of Lender:	Merrill Lynch Global Investment Series:
Income Strategies Portfolio
By:	BlackRock Financial Management, LLC,
As investment advisor

By:	/s/

Name of Lender:	Longhorn CDO III, LTD.
By:	BlackRock Financial Management, LLC,
As Collateral Manager

By:	/s/

Name of Lender:	MAGNETITE ASSET INVESTORS L.L.C.
By:	BLACKROCK FINANCIAL MANAGEMENT, INC.,
its Collateral Manager

By:	/s/

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: BlackRock Global Floating Rate Income Trust

By:	/s/

Name of Lender: BlackRock Limited Duration Income Trust

By:	/s/

Name of Lender: BlackRock Senior Income Series II

By:	/s/

Name of Lender: BlackRock Senior Income Series III

By:	/s/

Name of Lender: Floating Rate Income Strategies Fund, Inc.

By:	/s/

Name of Lender: Floating Rate Income Strategies Fund II, Inc.

By:	/s/

Name of Lender: Granite Finance Limited

By:	/s/

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

METROPOLITAN WEST HIGH
Name of Lender:		YIELD BOND FUND

by	/s/ Joseph Hattesohl
	Name:	Joseph Hattesohl
	Title:	Treasurer

SEI GLOBAL MASTER FUND PLC -
THE SEI HIGH YIELD
Name of Lender:			FIXED INCOME FUND

	by	/s/ Joseph Hattesohl
		Name:	Joseph Hattesohl
		Title:	Treasurer

By:	Metropolitan West Asset Management, LLC,
Joseph D. Hattesohl
CFO

SEI INSTITUTIONAL MANAGEMENT TRUST
Name of Lender:			HIGH YIELD BOND FUND

	by	/s/ Joseph Hattesohl
		Name:	Joseph Hattesohl
		Title:	Treasurer

By:	Metropolitan West Asset Management, LLC, as agent
Joseph D. Hattesohl
CFO

Name of Lender:		Venture CDO 2002, Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Venture II CDO 2002, Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:		Venture III CDO Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:		Venture IV CDO Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Venture V CDO Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:		Venture VI CDO Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:		Venture VII CDO Limited
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:		Vista Leveraged Income Fund
By its Investment advisor,
MJX Asset Management LLC

by	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Morgan Stanley
Name of Lender:		Senior Funding, Inc.

by	/s/ Donna M. Souza
	Name:	Donna M. Souza
	Title:	Vice President

KITTY HAWK TRUST
BY: MORGAN STANLEY
INVESTMENT MANAGEMENT
Name of Lender:	As: INVESTMENT MANAGER

by	/s/ Jinny K. Kim
	Name:	Jinny K. Kim
	Title:	Executive Director

MSIM Croton, Ltd.
By: Morgan Stanley Investment Management, Inc.
Name of Lender:		as General Manager

by	/s/
Name:
Title:

Name of Lender:		Morgan Stanley Prime Income Trust

by	/s/ Jinny K. Kim
	Name:	Jinny K. Kim
	Title:	Executive Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		Zodiac Fund Morgan Stanley
US Senior Loan Fund
By: MSIM, Inc.,
Name of Lender:		as investment advisor

by	/s/ Jinny K. Kim
	Name:	Jinny K. Kim
	Title:	Executive Director

Name of Lender:		Mountain Capital CLO III Ltd.

by	/s/ Regina Forman
	Name:	Regina Forman
	Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Mountain Capital CLO IV Ltd.

by	/s/ Regina Forman
Name: Regina Forman
Title: Director

Name of Lender:	Mountain Capital CLO V Ltd.

by	/s/ Regina Forman
Name: Regina Forman
Title: Director

Name of Lender:	NATEXIS BANQUES POPULAIRES

by	/s/ TEFTA GHILAGA
Name: TEFTA GHILAGA
Title: Vice President

By	/s/ Harold Birk
Name: Harold Birk
Title: Vice President

Name of Lender:	Nationwide Life Insurance Company

by	/s/ Joseph P. Young
Name: Joseph P. Young
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Nationwide Mutual Insurance Company

by	/s/ Joseph P. Young
Name: Joseph P. Young
Title: AUTHORIZED SIGNATORY

Name of Lender:	Navigare Funding I
By: Navigare Partners, LLC
Its Collateral Manager

by	/s/ Scott Van der Bosch
Name: Scott Van der Bosch
Title: Senior Vice President

Name of Lender:	MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	Mainstay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.
By: New York Life Investment Management LLC

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC, its Investment Manager

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	New York Life Insurance Company

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	NYLIM Flatiron CLO 2003-1 Ltd.
By: New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	NYLIM Flatiron CLO 2004-1 Ltd.
By: New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	NYLIM Flatiron CLO 2005-1 Ltd.
By: New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	NYLIM Flatiron CLO 2006-1 Ltd.
By: New York Life Investment Management
LLC, as Collateral Manager and Attorney- in-Fact

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	NYLIM Institutional Floating Rate Fund L.P.
By: New York Life Investment Management
LLC, its Investment Manager

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender:	MainStay Income Manager Fund, a series of Eclipse Funds
By: New York Life Investment Management
LLC

by	/s/ Elizabeth A. Standbridge
Name: Elizabeth A. Standbridge
Title: Vice President

Name of Lender: NACM CLO I

by	/s/ Joanna Williams
Name: Joanna Williams
Title: Authorized Signatory

Name of Lender: Clydesdale CLO 2003, Ltd.

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Clydesdale CLO 2004, Ltd.

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

Name of Lender: Clydesdale CLO 2005, Ltd.

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Clydesdale CLO 2006, Ltd.

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

Name of Lender: Clydesdale Strategic CLO-1, Ltd.

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

Name of Lender: NCRAM Senior Loan Trust

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

Name of Lender: Nomura Bond & Loan Fund

by	/s/ Richard W. Stewart
Name: Richard W. Stewart
Title: Managing Director

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc.
Attorney-in-Fact

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: THE NORINCHUKIN BANK,
NEW YORK BRANCH, through State Street Bank
and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management Attorney-in-fact

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:	The Northwestern Mutual Life
Insurance Company

by	/s/ Steven P. Swanson
Name: Steven P. Swanson
Title: Managing Director

Name of Lender:	i Star Financial

by	/s/ Gabriel Lubiner
Name: Gabriel Lubiner
Title: Credit Asset Manager

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OHSF FINANCING, LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OHSF II FINANCING, LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By: Oak Hill CLO Management I, LLC		By: Oak Hill CLO Management II, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL PARTNES IV, LIMITED
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name: Scott D. Krase		Name: Scott D. Krase
Title: Authorized Person		Title: Authorized Person

SMBC MVI, SPC,
on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill Separate Account Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OAK HILL SECURITIES FUND, L.P.		OAK HILL SECURITIES FUND II, L.P.

By: Oak Hill Securities GenPar, L.P.		By: Oak Hill Securities GenPar II, L.P.
its General Partner		its General Partner

By: Oak Hill Securities MGP, Inc.,		By: Oak Hill Securities MGP II, Inc.
its General Partner		its General Partner

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name: Scott D. Krase		Name: Scott D. Krase
Title: Vice President		Title: Vice President

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC
as collateral Manager

By	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Portfolio Manager

Name of Lender:	Harbour View CLO 2006-1, Ltd.

By	/s/ Paul Snogren
Name: Paul Snogren Title: Manager

Name of Lender:	Harbour View CLO IV, Ltd.

By	/s/ Paul Snogren
Name: Paul Snogren Title: Manager

Name of Lender:	Oppenheimer Senior Floating Rate Fund

By	/s/ Paul Snogren
Name: Paul Snogren Title: Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

Global Enhanced Loan Fund S.A.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

IBM Personal Pension Plan Trust
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

PIMCO Floating Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

PIMCO GIS High Yield Bond Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

State Teachers Retirement System of Ohio
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

Phoenix Edge Series Fund: Phoenix –Goodwin
Multi-Sector Short Term Bond Series

Name of Lender:

	By	David Albrycht
Name: David Albrycht
Title: VP Fixed Income

Phoenix Multi-Sector Fixed Income Fund

Name of Lender:

	By	David Albrycht
Name: David Albrycht
Title: VP Fixed Income

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Phoenix Multi-Sector Short Term Bond Fund

Name of Lender:

By	David Albrycht
Name: David Albrycht
Title: VP Fixed Income

Name of Lender:	Phoenix Low Duration Care Plus Bond Fund

By	David Albrycht
Name: David Albrycht
Title: VP Fixed Income

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Phoenix Edge Series Fund: Phoenix –Goodwin
Multi-Sector Fixed Income Series
Name of Lender:

By	David Albrycht
Name: David Albrycht
Title: VP Fixed Income

Name of Lender:	PPM MONARCH BAY FUNDING LLC

By	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: VICE PRESIDENT

Name of Lender:	PPM SHADOW CREEK FUNDING LLC

By	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: VICE PRESIDENT

ROSEDALE CLO, LTD. By: Princeton Advisory Group, Inc. the Collateral Manager acting as attorney-in-fact

Name of Lender:

By	/s/ Jennifer Wright
Name: Jennifer Wright
Title: Senior Credit Analyst, Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:		Dryden VIII – Leveraged Loan CDO 2005

	By	/s/
Name: Prudential Investment Management, Inc.
Title: Collateral Manager

Name of Lender:		Dryden XI – Leveraged Loan CDO 2006

	By	/s/
Name: Prudential Investment Management, Inc.
Title: Collateral Manager

Name of Lender:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By	/s/
Name: Prudential Investment Management, Inc.
Title: Investment Adviser

Name of Lender:		Dryden IV – Leveraged Loan CDO 2003

	By	/s/ George Edwards
Name: Prudential Investment Management, Inc.
Title: Collateral Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Dryden IX – Senior Loan Fund 2003 p.l.c.

By	/s/
Name: Prudential Investment Management, Inc.
Title: Attorney-in-fact

Name of Lender:	Dryden V – LEVERAGED LOAN CDO 2003

By	/s/
Name: Prudential Investment Management, Inc.
Title: Collateral Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Dryden VII – LEVERAGED LOAN CDO 2004

By	/s/
Name: Prudential Investment Management, Inc.
Title: Collateral Manager

Name of Lender:	BOSTON HARBOR CLO 2004-1, LTD.

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND

By	/s/ Angela Patel
Name: Angela Patel
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	PUTNAM DIVERSIFIED INCOME TRUST

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:	PUTNAM FLOATING RATE INCOME FUND

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:	PUTNAM HIGH YIELD ADVANTAGE FUND

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	PUTNAM HIGH YIELD TRUST

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:	PUTNAM MASTER INTERMEDIATE INCOME TRUST

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:	PUTNAM PREMIER INCOME TRUST

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:	PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

By	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By	/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Yorkville CBNA Loan Funding LLC

by	/s/
Name:
Title:

Name of Lender:	Prospero CLOI, B.V.

by	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Attorney-in-Fact

Name of Lender:	Veritas CLO I, LTD.

by	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Attorney-in-Fact

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Apidos CDO I

by	/s/
Name:
Title:

Name of Lender:	Apidos CDO II

by	/s/
Name:
Title:

Name of Lender:	Apidos CDO III

by	/s/
Name:
Title:

Ameriprise Certificate Company
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Cent CDO 10, Ltd.
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Cent CDO XI, Limited
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Centurion CDO 8, Limited
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO 9, Ltd.
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VI, Ltd.
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VII, Ltd.
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

IDS Life Insurance Company
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Managing Director

Ocean Trust
By: RiverSource Investments,
Name of Lender:	LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

RiverSource Bond Series, Inc.
Name of Lender:	RiverSource Floating Rate Fund

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Name of Lender:	LL Sahalee Funding LLC

by	/s/ L. Murchison Taylor
Name: L. Murchison Taylor
Title: Authorized Agent

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender:		Oligra 43

	by	/s/ Wendy Cheung
Name: Wendy Cheung
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE THE NEIMAN MARCUS GROUP, INC. CREDIT AGREEMENT

Mountain View Funding CLO 2006-I, Ltd

	By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

	By	/s/ George Goudelias
Name: George Goudelias
Title: PM, Seix Advisors

STI Classic Funds Seix High Yield Fund

	By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc.

	By	/s/ George Goudelias
Name: George Goudelias
Title: PM, Seix Advisors

STI Classic Funds Seix High Income Fund

	By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc.

	By	/s/ George Goudelias
Name: George Goudelias
Title: PM, Seix Advisors

Name of Lender:	Nob Hill CLO, Limited

	by	/s/ Bradley Kane
Name: Bradley Kane
Title: PM

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE THE NEIMAN MARCUS GROUP, INC. CREDIT AGREEMENT

Cervantes Portfolio LLC, by Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Executive Vice President

CUNA Mutual Insurance Society, by Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Executive Vice President

CUNA Mutual Insurance Society, by Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Executive Vice President

State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By	/s/ Brad Mature
Name: Brad Mature
Title: AVP

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE THE NEIMAN MARCUS GROUP, INC. CREDIT AGREEMENT

Westbrook CLO, Ltd., by Shenkman Capital Management, Inc., as Investment Manager

	By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Executive Vice President

Name of Lender:		CANNINGTON FUNDING LTD. By: Silvermine Capital Management LLC, as Investment Manager

	by	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

COMSTOCK FUNDING LTD.
By: Silvermine Capital Management LLC,
Name of Lender:	as Investment Manager

by	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

LOAN FUNDING XII LLC.
for itself or as agent for Corporate
Name of Lender:	Funding XIII

by	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

Name of Lender:	Forest Hills Blocker Ltd.

by	/s/ Joyce M. Anzalotta
Name: Joyce M. Anzalotta
Title: Attorney-in-Fact

Name of Lender:	Sovereign Bank

by	/s/ Elisabeth C. Hayes
Name: Elisabeth C. Hayes
Title: VP

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Eagle Loan Trust
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Azure CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Asset Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Asset Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Asset Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners, LLC
Name of Lender:	as its Collateral Manager

by	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Granite Ventures I Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Rampart Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC,
Name of Lender:	as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender:	Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender:	Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender:	Stone Tower Credit Funding I Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Stone Tower CLO VI Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Lender:	Neus Fargo Advantage Short-Term High Yield Bond Fund

by	/s/ Gilbert L. Southwell I
	Name:	Wells Capital Management Gilbert L. Southwell I
Title: Vice President

Name of Lender:	The Sumitomo Trust and Banking Co., Ltd., New York Branch

by	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

Name of Lender:	AIG Bank Loan Fund Ltd. By: AIG Global Investment Corp. its Investment Manager

by	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Nuveen Diversified Dividend and Income Fund Symphony Asset Management

by	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

Name of Lender:	Nuveen Floating Rate Income Symphony Asset Management

by	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:	Symphony CLO I, Ltd. Symphony Asset Management

by	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

Name of Lender:	Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Orlando Purpura
Name: Orlando Purpura
Title: Officerr

Name of Lender:	The Toronto-Dominion Bank (New York) LLC

by	/s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

Name of Lender:	Trimaram CLO IV Ltd. By: Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Trimaram CLO V Ltd. By: Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Lender:	UBS AG, Stamford Branch

by	/s/ Douglass Gervolino
Name: Douglass Gervolino
	Title:	Associate Director Banking Products Services, US

by	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

Name of Lender:	Van Kampen Senior Income Trust By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

Name of Lender:	Van Kampen Senior Loan Fund By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender:	Atlas Loan Funding 2, LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:	WB Loan Funding 1, LLC

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender:	WB Loan Funding 5, LLC

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender:	Silverado CLO 2006-1 By: Wells Capital Management as Portfolio Manager

by	/s/ Phil Sosser
Name: Phil Sosser
Title: Senior Analyst

Name of Lender:	West LB, AG

by	/s/ Steven Berman
Name: Steven Berman
Title: Director

by	/s/ Pui Chow
Name: Pui Chow
Title: Director

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Mt. Wilson CLO Ltd

by	/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Lender:	Mt. Wilson II CLO Ltd

by	/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Lender:	Western Asset Floating Rate High Income Fund LLC

by	/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Lender:	Western Asset Opportunistic US Dollar High Yield LLC

by	/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

ENDURANCE CLO I, LTD.

c/o:	West Gate Horizons Advisors LLC, as Collateral Manager

By	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

WG HORIZONS CLO I

c/o:	West Gate Horizons Advisors LLC, as Manager

By	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:	White Horse I, Ltd. By: White Horse Capital Partners As Collateral Manager

by	/s/ Jay Carvell
Name: Jay Carvell
Title: Portfolio Manager

Name of Lender:	White Horse II, Ltd. By: White Horse Capital Partners As Collateral Manager

by	/s/ Jay Carvell
Name: Jay Carvell
Title: Portfolio Manager

Name of Lender:	White Horse III, Ltd. By: White Horse Capital Partners As Collateral Manager

by	/s/ Jay Carvell
Name: Jay Carvell
Title: Portfolio Manager